2020 INVESTOR DAY January 9, 2020 Safe harbor statements This presentation is dated as of January 9, 2020 and speaks as of that date. Forward-Looking Statements This presentation contains statements that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include any statements relating to our possible or assumed future results of operations, business strategies, growth opportunities, and performance improvements at our stores. There are a number of known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from any future results expressed or implied by those forward-looking statements, including our ability to execute our strategic plan or to realize benefits therefrom, as well as other risks, uncertainties and factors which are described in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as filed with the Securities and Exchange Commission and available on our website. Any forward-looking statements contained in this presentation represent our current views as of the date of this presentation with respect to future events, and Casey's disclaims any intention or obligation to update this presentation or revise any forward-looking statements in this presentation whether as a result of new information, future events, or otherwise. Use of Non-GAAP Measures This presentation includes refers to "EBITDA," which we define as net income before net interest expense, depreciation and amortization, and income taxes. EBITDA is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). We believe EBITDA is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance and debt service capabilities, and it is regularly used by management for internal purposes including our capital budgeting process, evaluating acquisition targets, and assessing store performance. EBITDA is not a recognized term under GAAP and should not be considered a substitute for net income, cash flows from operating activities or other income or cash flow statement data. EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We strongly encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, EBITDA, as defined by us, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare our use of this non-GAAP financial measure with those used by other companies. Reconciliations of EBITDA to GAAP net income for completed fiscal years can be found in our annual reports on Form 10-K, filed with the SEC and in Appendix A, attached hereto.

Darren rebelez President & Chief Executive Officer 4th largest convenience store, 5th largest pizza chain business in the United States1,2 $7.2B 2,181+ 665M+ 38,000+ Total Enterprise Value Locations in 16 States Guests Transactions per Year Total Team Members CASEY’S STORE FOOTPRINT: STORES BY POPULATION: 6% Less than 5,000 5,001-10,000 12% 10,001-20,000 20,001-100,000 Over 100,000 12% 56% 14% Note: Market data as of January 6, 2020. Number of locations, transactions, team members as of FY20 Q2 1 4th largest convenience store by number of stores in United States (Source: CSP Daily News) 2 5th largest pizza chain business by number of kitchens in United States

History of success + 50+ year legacy of serving midwestern communities + Successfully branded and easily recognizable chain of convenience stores + Significant growth to nearly 2,200 stores spanning 16 states + Part of the fabric of the communities we serve + Unique attributes have accelerated growth Evolution toward the future + Building on our proud heritage and distinct advantages to grow + Macro trends, retail shifts, and consumer habits are rapidly evolving + We are moving forward with a broadened set of performance drivers + Becoming more contemporary through new capabilities, technology, data, and processes

INDUSTRY PERSPECTIVE THE FARM ECONOMY REMAINS SLUGGISH US Agriculture Revenue, 2011 – 2019 % Change in Revenue Growth The Macro 201120122013 2014 2015 2016 2017 2018 2019 Economy 2013 - 2019 - 42% Net Farm Income -30% Net Cash Farm Income Source: IBIS World US Agriculture Industry Report

THE MACRO ECONOMY

TECHNOLOGY IS DRIVING UNPRECEDENTED CHANGES

80M+

projected 2023 US mobile payment users

$220B

projected 2023 US mobile payment transaction value

>50%

plan to use in-store kiosks in the next year

$31B

est. value of interactive kiosk market by 2023

Projected US Restaurant Delivery Revenue ($B)



Offline
Digital
+12% CAGR
2014 $21 $10
2015 $22 $12
2016 $23 $16
2017 $23 $20
2018 $23 $25
2019 $22 $31
2020E $22 $38
2021E $21 $46
2022E $21 $55

>40%

of consumers have replaced a dine-in meal with a delivery meal in last 6 months

30%

of restaurant industry's growth is projected to be driven by delivery in next 5 yrs.

Source: eMarketer; NPD Group; QSR Magazine

CASEY'S

THE MACRO ECONOMY

CONSUMERS NOTION OF CONVENIENCE IS SHIFTING

50%

of consumers are willing to pay extra for same- or next-day delivery

>70%

of consumers plan to use delivery or pickup services in the next year

16%

2018-2019 growth in convenience-related trips across all channels vs. 2% growth in general retail trips

Demand for convenience provides opportunities for retailers to win through experience

Consumers' top reasons to select a retailer



32%
28%
22%
18%
Availability of products
Convenience to shop
Quick and easy to find products online and in store
Easy checkout process

Source: US Census Bureau; eMarketer; Deloitte Consumer Change Survey, 2017-2018

CASEY'S

THE MACRO ECONOMY

THE CONVENIENCE INDUSTRY IS RESILIENT


Number of US Convenience Stores (in 000s)
145
146
148
149
151
153
154
155
155
153
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

List of major convenience deals, 2009-2019

	Buyer	Seller		Buyer	Seller
1	GPM	VPS Convenience Stores (SE)	10	7-Eleven	Sunoco C-Stores
2	Sunoco	MACS	11	Couche-Tard	Holiday
3	Speedway	Hess	12	GPM	E-Z Mart
4	CST	Flash Floods	13	EG Group	Kroger C-Stores
5	Couche-Tard	The Pantry	14	Giant Eagle	Rickers
6	GPM	VPS Convenience Stores (MW)	15	EG Group	Minit Mart
7	Sunoco	Susser Holdings	16	BP & ArcLight	Thorntons
8	Couche-Tard	CST	17	EG Group	Cumberland Farms
9	GPM	Roadrunner	18	Yesway	Allsups

Source: NACS, *US Convenience Store Count*

CASEY'S

CASEY'S IS WELL-POSTURED FOR SUCCESS

INDUSTRY	CASEY'S
HIGHLY FRAGMENTED INDUSTRY	**SCALE TO INVEST** Smaller players have limited ability to invest in infrastructure and technology at the scale we can
INDUSTRY CONSOLIDATION	**ABILITY TO ACQUIRE** We have demonstrated a strong, disciplined acquisition approach that drives immediate value creation
SHIFT TO FOOD SERVICE	**STRONG FOOD HERITAGE** Casey's is known for our food program, which is a strategic differentiator for our guests
VULNERABILITY TO DECLINING CATEGORIES	**FAVORABLE PRODUCT MIX** The diversity of our product mix makes us less susceptible to declining category head winds

CASEY'S

Unique competitive advantages COMPANY DISTINCT FOOD HEART OF OWNED FOOTPRINT HERITAGE COMMUNITIES MODEL Our Competitive advantages drive industry- leading performance FOOD % OF INSIDE REVENUE CIGARETTES % OF INSIDE REVENUE INSIDE PROFIT MARGIN % Casey’s Industry average Casey’s Industry average Casey’s Industry average 41% 34% 33% 31% 23% 23% Source: NACS 2019 SOI Study

THIS INDUSTRY-LEADING PERFORMANCE HAS CONTINUED IN THE LAST 52 WEEKS

SALES REVENUE % CHANGE (NIELSEN)


Casey's
Remaining Midwest Convenience
Total US Convenience
7.1%
1.3%
1.7%
6.3%
2.9%
1.4%
7.7%
3.8%
2.0%
52-Week % Change
12-Week % Change
4-Week % Change

Source: Nielsen Scan Data as of December 7, 2019

CASEY'S

DEMONSTRATED ABILITY TO DELIVER CONSISTENT GROWTH

+7.1% REVENUE CAGR

Casey's annual revenue ($B), FY09-FY19


$4.7
$4.6
$5.6
$7.0
$7.3
$7.8
$7.8
$7.1
$7.5
$8.4
$9.4
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

+9.8% INSIDE SALES CAGR

Casey's inside sales – G&OM + PF&F ($B), FY09-FY19


$1.4
$1.4
$1.6
$1.9
$2.0
$2.2
$2.6
$2.9
$3.0
$3.2
$3.4
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

+6.3% FUEL GALLONS CAGR

Casey's fuel gallons (B), FY09-FY19


1.2
1.3
1.4
1.5
1.5
1.7
1.8
2.0
2.1
2.2
2.3
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

+3.8% UNIT CAGR

Casey's total units (#), fiscal year end, FY09-FY19


1,478
1,531
1,637
1,699
1,749
1,808
1,878
1,931
1,978
2,073
2,146
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

+9.9% EBITDA CAGR Casey’s annual EBITDA ($M), FY09-FY191 $563M $365M $219M DEMONSTRATED 2009 2014 2019 ABILITY TO CASEY’S SHARE PRICE VS. S&P 500 DELIVER Average annual return, 2009 – 2019 CONSISTENT GROWTH 20% 13% Note: Returns based on CASY and S&P 500 Index close price annually on December 31 from 2009 to 2019 1 See Appendix A for reconciliations of EBITDA to GAAP net income for completed fiscal years EVOLVING OUR STRATEGY

OUR PURPOSE: To make life better for communities and guests every day Evolving our strategy Deliver top quintile EBITDA growth REINVENT THE Create capacity ACCELERATE GUEST EXPERIENCE through efficiencies UNIT GROWTH Contemporize our food proposition, Drive efficiencies to improve the Accelerate our new store builds optimize & localize assortment, and shape of the business and fund and acquisitions, including market deliver compelling experiences future growth and store format expansion Invest in our talent Create a culture that drives performance and exceeds guests’ expectations

DELIVER TOP QUINTILE EBITDA GROWTH

S&P 500 and 400 Retail EBITDA Growth Benchmarking:

S&P 500 AND 400 RETAILERS

5th Quintile	4th Quintile	3rd Quintile	2nd Quintile	1st Quintile
< (1.2%)	(0.1%) – 3.0%	3.3% - 5.6%	6.0% - 7.4%	> 7.7%
BED BATH & BEYOND	AutoNation	AutoZone	Advance Auto Parts	CASEY'S
Dillard's	American Eagle Outfitters	GPC	O'Reilly Auto Parts	Aaron's
GAP	Best Buy	Home Depot	Murphy USA	DOLLAR GENERAL
KOHL'S	DICK'S Sporting Goods	LKQ Corporation	TJX	Dollar Tree
L brands	Foot Locker	CARMAX	ULTA	five BELOW
macy's	WILLIAMS SONOMA	TARGET	TIFFANY & CO.	LOWE'S
NORDSTROM	SALLY BEAUTY HOLDINGS, INC.	URBAN OUTFITTERS	TRACTOR SUPPLY CO	Ollie's Bargain Outlet
				ROSS

Source: IBES as of December 20, 2019. Growth rates represent the FY1 to FY3 CAGR. Total S&P 500 and 400 Retail Index (35 peers). Retail peers exclude Amazon, eBay, Expedia, Booking Holdings, Etsy, Grubhub, and Pool Corporation.

CASEY'S

REINVENT THE GUEST EXPERIENCE

- Contemporized ***food proposition***
- Optimized, localized ***assortment***
- Modern, digitally-enabled ***experiences***
- ***Insight-driven*** engagement & loyalty
- Advanced ***analytics*** to drive performance



Order online today! • CASEYS.COM
CASEY'S

Create capacity through efficiencies • Business optimization and cost reduction • Execution excellence to deliver consistent, compelling experiences • New capabilities for enterprise-wide efficiency • Capacity to reinvest in future growth Accelerate unit growth • Expansion within addressable market • Profitable unit growth • Optimized network plans • Broadened scope of formats and markets • Value capture from acquisitions

Invest in our talent • Strengthened, diverse team • Capabilities to drive business performance • Focused development programs • Increased engagement to make life better for guests and communities Creating long-term shareholder value Deliver Top Quintile EBITDA Growth Same-Store Sales Gross Margin Operational Accelerate Growth ++Expansion Efficiencies + Unit Growth

Reinvent the guest experienceexperience Chris jones SVP & Chief Marketing Officer

Evolving our strategy Deliver top quintile EBITDA growth REINVENT THE Create capacity ACCELERATE GUEST EXPERIENCE through efficiencies UNIT GROWTH Contemporize our food proposition, Drive efficiencies to improve the Accelerate our new store builds optimize & localize assortment, and shape of the business and fund and acquisitions, including market deliver compelling experiences future growth and store format expansion Invest in our talent Create a culture that drives performance and exceeds guests’ expectations Digital Connectivity Compelling Store Experience Exceeding OUR GUESTS’ Delicious Food & Beverage On- expectations the-Go Affordable Choices Favorite & New Items Always Available

EXCEEDING OUR GUESTS' EXPECTATIONS

Digital Connectivity

Compelling Store Experience

Delicious Food & Beverage On-the-Go

Affordable Choices

Favorite & New Items Always Available

CASEY'S

DIGITAL CONNECTIVITY

Hours spent per day, by device



Other Connected Devices
Desktop/Laptop
Mobile
2008
0.2
2.2
0.3
2013
0.3
2.3
2.3
2018
0.7
2.0
3.5

>20%

growth of restaurant digital orders since 2015

>70%

projected percent of restaurant revenue driven by digital by 2022

DOORDASH

Uber Eats

Source: eMarketer, LEK, NPD Group, Cowen & Company

CASEY'S

47% 7x will abandon a brand or lift in consumers’ purchase retailer due to a poor or intent following a positive, impersonal experience emotional brand experience Compelling store experience STORE #2 driver ENVIRONMENT dominates the top rated “I feel like their stores are convenience attributes part of my community” is the #2 driver of choice Source: MarketingDive; Interbrand; Casey’s target consumer survey Growing guest relevance ENHANCING THE DRIVING INDUSTRY-LEADING CASEY’S BRAND DIGITAL ENGAGEMENT POWERED BY INSIGHTS & ANALYTICS

Growing guest relevance ENHANCING THE DRIVING INDUSTRY-LEADING CASEY’S BRAND DIGITAL ENGAGEMENT POWERED BY INSIGHTS & ANALYTICS CASEY’S • Community • Genuine Friendliness • Warmth, Caring • Food “cooked” Convenience • Emotional Drivers of Choice COMPETITORS • Engineered friendliness • Functional benefits • Corporate • Easily Replicated Source: Casey’s target consumer survey

Rank Fits into the community Prepared food items 1 Casey’s General Stores Casey’s General Stores Casey’s is a clear leader in our 2Hy-Vee Gas QuikTrip geographic 3 QuikTrip Kwik Star/ Kwik Trip Thornton’s (tie) 4 Hy-Vee Gas footprint Kwik Star/ Kwik Trip (tie) 5Holiday Holiday Source: Casey’s target consumer survey Casey’s is at the heart of every community we’re in.

Good Products: Meeting Needs Creating Here meaning for For Good guests Here for the Doing Good in Long Run the Community

Activation across touchpoints

Playing a Unique role in communities 4444

Growing guest relevance ENHANCING THE DRIVING INDUSTRY-LEADING CASEY’S BRAND DIGITAL ENGAGEMENT POWERED BY INSIGHTS & ANALYTICS Digital horizons Future Growth Guest Engagement Enterprise Foundation

Enterprise foundation Guest Database & Web & Mobile Commerce Mobile App Order Management System Marketing Automation Built on robust technology stack: Enterprise foundation • eCommerce • Customer Record • Marketing Automation • Services Layer >4.9M 1.3M+ Total guest records Guest email subscribers Note: As of Q2 FY20

Guest engagement • Casey’s Rewards • Promotional Activation • Segmentation and Targeted Experiences • Guest Acquisition Deepening loyalty with Casey's rewards • 1:1 Engagement • One-of-a-kind Guest Engagement • Guest insights to drive enterprise • Food-forward • A program that will evolve

Guest value paths CURRENT GUEST TYPE… …EVOLVES TO Fuel-Only Merch and Food Weekday Pizza Slice Friday Whole Pizza Access to manufacturer Tobacco-centric discounts

Future growth 3rd party delivery • Third Party Delivery Bulk delivery • Accelerate customized Food • New Convenience • New Services … enabled and accelerated by Casey’s Enterprise Digital Foundation Curbside, rapid pick-up In-store kiosk Digital horizons Future Growth • Third Party Delivery • Curbside/Rapid Pick-Up Guest Engagement • Bulk goods delivery to • Rewards Guests • Targeted Experiences Enterprise Foundation • Segmentation • eCommerce • Optimized promotion • Customer Record • Marketing Automation • Services Layer

Growing guest relevance ENHANCING THE DRIVING INDUSTRY-LEADING CASEY’S BRAND DIGITAL ENGAGEMENT POWERED BY INSIGHTS & ANALYTICS Guest insights Proprietary Guest Insights: • Food • Buying Behaviors Exponential increase in behavioral data: • eCommerce • Casey’s Rewards

Enterprise analytics Scaling Impact • Promotion optimization Core Business Enhancement • Store network and site selection • Digital platform • Assortment • Fuel pricing • Guest programs • Price optimization • Predictive tools for products & services • Store performance Driving performance Deliver Top Quintile EBITDA Growth Same-Store Sales Gross Margin Operational Accelerate Growth Expansion Efficiencies Unit Growth • Casey’s Rewards • eCommerce • Tobacco offers • Guest analytics • Targeted offers • Targeted offers • Third party delivery • New digital services

Tom brennan SVP & Chief Merchandising Officer Digital Connectivity Compelling Store Experience Exceeding OUR GUESTS’ Delicious Food & Beverage On- expectations the-Go Affordable Choices Favorite & New Items Always Available

DELICIOUS FOOD & BEVERAGE ON-THE-GO

Non-fuel trips, by mission driver


% of total trips
YoY trip growth
23%
17%
14%
13%
11%
10%
9%
3%
Food Service
Tobacco
Pick-Me-Up
Refreshment
Services
Snacks
Future Consumption
Fill-in

56%

of Americans purchase prepared food from c-stores at least ***1x per month***

68%+

of c-store consumers stop in for a ***beverage*** *compared to 65% who stop for fuel*

Source: Casey's in-store transaction analysis; RetailDive, CSP Daily

CASEY'S

EQUITY OF CASEY'S FOOD PROGRAM

Casey's ranked # 1 in prepared food:

Casey's General Store	QT QuikTrip	Kwik Trip	HyVee	Holiday
#1	#2	#3	#4	#5

FOOD % OF INSIDE REVENUE:


Casey's
Industry Average
33%
23%

INSIDE MARGIN %


Casey's
Industry Average
41%
34%

Source: Casey's target consumer survey; NACS 2019 SOI Study

CASEY'S

Top 3 Most 1. Packaged cold drinks Important 2. Fountain & frozen beverages Categories 3. High quality hot beverages DISPENSED Guest beverage conversion rate (%) BEVERAGE OPPORTUNITY Casey’s 67% Industry 74% Leader Source: Casey’s target consumer survey; Coca-Cola iShop data RESTAURANT MINDSET FOR INNOVATION, QUALITY & CONSISTENCY • Experienced restaurant talent to lead food service team • Culinary innovation process & pipeline • Refreshed, expanded dispensed beverage program

CULINARY INNOVATION PROCESS 18 MONTHS Discovery Development Testing & Validation Launch ƒ Guest insights ƒ Processes and ƒ Trial production ƒ Steady-state ƒ QSR / c-store gap metrics ƒ Key market tests innovation analysis ƒ New tools and pipeline assets ƒ New & impactful ƒ Menu renovation menu items & innovation REFRESHED DISPENSED BEVERAGE PROGRAM • Breadth & quality of offer • Consistent execution • Increased beverage incidence with prepared food

AFFORDABLE CHOICES

Casey's has been able to sustain a price differential vs. competitors:

$9.99 - $11.99 *avg. pizza price vs. $5.99 - $8.99*

A wider assortment of affordable choices will improve our value proposition for more guests:



1/3 of Casey's guests have incomes **below $50K/year**

-16%

Discretionary income decrease 2007 - 2016

Low-income households have **declining discretionary income**

Source: CMV Brand Study, Casey's target consumer survey

CASEY'S

PRIVATE BRANDS OPPORTUNITY

75%

of consumers feel private brands are good alternative to name brands

10%+

increase in Millennial adoption of private label brands from 2018-2019

Private brand penetration, % merchandise sales



57%
22%
21%
19%
16%
2%
Value Grocery
Mass Merchandise
Conventional Grocery
Drug Stores
Dollar Stores
Casey's

Source: Grocery Dive; IRI; Statistica, *US Private Label Market*

CASEY'S

Private brands expansion • Renewed private brand strategy • Expanded breadth and depth • Improved quality • Affordable price points • Enhanced margins Assortment is a key driver of consumer choice: 70% 1 in 4 of c-store trips are non- cite minimal product fuel related selection as a key barrier to c-store consideration Favorite & new items always 67% 50% available of convenience say “better-for-you” consumers are willing options are important to try new items when choosing a c-store Source: Casey’s target consumer survey; Nielsen; CSNews

Best-in-class merchandising team STRATEGY PROCESS DATA & INSIGHTS ORG & TALENT TECHNOLOGY Driving performance Deliver Top Quintile EBITDA Growth Same-Store Sales Gross Margin Operational Accelerate Growth Expansion Efficiencies Unit Growth • Culinary innovation • Private brands • Rationalized menu pipeline • Simplified kitchen • Dispensed beverage • Assortment breadth & depth

Create capacity through efficiencies Jay soupene Senior VP, Operations

Evolving our strategy Deliver top quintile EBITDA growth REINVENT THE Create capacity ACCELERATE GUEST EXPERIENCE through efficiencies UNIT GROWTH Contemporize our food proposition, Drive efficiencies to improve the Accelerate our new store builds optimize & localize assortment, and shape of the business and fund and acquisitions, including market deliver compelling experiences future growth and store format expansion Invest in our talent Create a culture that drives performance and exceeds guests’ expectations Create capacity through efficiencies TRANSFORMING DRIVING OPTIMIZING THE DRIVING PROCESS OUR FUEL PROCUREMENT SUPPLY CHAIN IMPROVEMENT AND CAPABILITIES EXCELLENCE STORE-LEVEL EFFICIENCY

Transforming our fuel capabilities • Fuel Price Optimization • Commercial Fuel Expansion • Fuel Procurement • Fuel Transportation Optimization CASEY’S FUEL BY THE NUMBERS: GALLONS SOLD FUEL DELIVERIES 6.5M 2.4B 1.2K 75% per day per year per day owned fleet Transforming our CASEY’S FLEET FUEL SUPPLIERS 295 110+ 55 180 fuel capabilities drivers trucks suppliers terminals GALLONS UNDER CONTRACT 4% 37% 50% FY19 FY20 Q2 FY21+ EST.

TRANSFORMING OUR FUEL CAPABILITIES

PROMISING RESULTS:

Fleet Gallon Growth

- **2.5K** new accounts
- **2.8M** new Casey's Card gallons
- **8.1M** fleet gallons in FY20[1]

Product Mix Optimization

- **194** Unleaded88 locations
- **710** locations converted to BioDiesel

Daily Price Optimization

- **3.6M** surveys per year
- **2.1M** pricing decisions per year

[1] As of FY20 Q2

CASEY'S

TRANSFORMING OUR FUEL CAPABILITIES

IMPACT ON PERFORMANCE:

SAME STORE GALLONS

Same-store fuel gallons, % change


2.1%
2.3%
(1.7%)
(2.9%)
FY17
FY18
FY19
LTM[1]

AVERAGE MARGIN

Average fuel margin, CPG


18.4
18.5
20.3
22.1
FY17
FY18
FY19
LTM[1]

FUEL GROSS PROFIT

YoY change in fuel gross profit, $000s and %


(1%)
(3,312)
$28,464
8%
$59,296
15%
$86,719
20%
FY17
FY18
FY19
LTM[1]

[1] Last 12 months ended October 31, 2019

CASEY'S

Transforming our fuel capabilities FROM… TO… • Decentralized pricing program • Centralized price optimization • Single pronged fuel buying • Diversified supply strategy • Constrained processes • Dynamic org & capabilities KEY SPEND CATEGORIES Illustrative depiction of relative spend Capital Expenditure Store Construction & Maintenance Information Technology Fleet & Light Duty Vehicles Cost of Goods Sold Driving Grocery & Other Merchandise Procurement Food Ingredients Excellence Food & Packaging Operating Expenses Health Insurance Utilities Marketing

DRIVING PROCUREMENT EXCELLENCE

CURRENT-STATE:

- $2.7B spend across COGS, CapEx, OpEx
- Decentralized processes
- Under-leverage of Casey's size and scale

FUTURE-STATE:

- Centralized processes and leveraged scale
- Contemporary, strategic negotiation practices
- Sourcing and spend analytics
- Tools and technologies to enable automation

OPTIMIZING THE SUPPLY CHAIN

CASEY'S DISTRIBUTION BY THE NUMBERS:

DISTRIBUTION CENTERS

IA	IN
Ankeny	Terre Haute

FLEET

140+	180+
trucks	drivers

DISTRIBUTION & DELIVERIES

400+	11K
team members	routes per year

DC3

1.8M	14
mileage savings per yr.	# of ramp-up months

IMPACT ON PERFORMANCE:

Distribution cost per pound


$0.110
$0.104
$0.105
$0.110
FY16
FY17
FY18
FY19

CASEY'S

OPTIMIZING THE Supply chain • Fully integrated grocery supply chain • Continuous improvement and optimization to support growth • Right product, right time, right place, as safely and efficiently as possible CASEY’S STORE OPERATIONS Leadership by the numbers: • 7 regional managers DRIVING process • 40+ district managers improvement and • 215+ area supervisors store-level efficiency • Tenured and successful teams • Execute a variety of initiatives to drive performance • Complexities for the business continue to grow

DRIVING process improvement and store- level efficiency Elevate In-Store Execution Enhance Workforce Efficiencies Expand Asset Protection Cross-functional teams, Optimized workforce based Enhanced framework for analytics and automation to on demand execution and efficiency gains drive performance Driving performance Deliver Top Quintile EBITDA Growth Same-Store Sales Gross Margin Operational Accelerate Growth Expansion Efficiencies Unit Growth • Fuel capability • Centralized procurement enhancement • Supply chain efficiency • Centralized procurement • Process improvement • Supply chain efficiency

Accelerate unit growth BRIAN JOHNSON Senior VP, Store Development

Evolving our strategy Deliver top quintile EBITDA growth REINVENT THE Create capacity ACCELERATE GUEST EXPERIENCE through efficiencies UNIT GROWTH Contemporize our food proposition, Drive efficiencies to improve the Accelerate our new store builds optimize & localize assortment, and shape of the business and fund and acquisitions, including market deliver compelling experiences future growth and store format expansion Invest in our talent Create a culture that drives performance and exceeds guests’ expectations OUR IMPERATIVE: BE WHERE our GUEST IS #1 MOST VALUABLE #1 BARRIER TO NON-FUEL MISSIONS: C-STORE ATTRIBUTE: SHOPPING AT CASEY’S: “Well-located store” “Casey’s doesn’t have stores 70% of trip missions are conveniently located near me” non-fuel Source: Casey’s target consumer survey

TRACK RECORD OF CONSISTENT GROWTH

NETWORK GROWTH

# of units by fiscal year



New
Acquisitions
Store Count
1,478
1,531
1,637
1,699
1,749
1,808
1,878
1,931
1,978
2,073
2,146
16
16
37
18
89
20
35
30
26
31
28
44
36
45
5
51
22
48
26
85
24
56
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

CASEY'S

NEW UNITS DELIVER STRONG PERFORMANCE

FUEL GALLONS

Annual average per store; in millions



+42%
1.2
1.7
YR1
STEADY STATE²

INSIDE SALES

Annual average per store; $ in millions



+43%
$1.4
$2.0
YR1
STEADY STATE²

ROIC%[1]

Annual average per store



+900 bps
6.5%
15.5%
YR1
STEADY STATE²

[1]Return on investment is defined as store-level EBITDA / Total Investment. Total investment includes cost of land.
[2]Steady state assumed to reflect maturity of individual store's operating life
Note: 377 convenience stores included; based on stores with full 12 months of operations (FY11 and newer)

CASEY'S

CONSTRUCTION FOCUSED ON COST EFFICIENCIES

RURAL STORE
Avg. total construction cost ($M)


$4.0
$3.3
NACS
Casey's

UBRAN STORE
Avg. total construction cost ($M)


$4.7
$3.7
NACS
Casey's

Note: Includes cost of land and construction; excludes car wash and inventory


CASEY'S

TARGETED EXPANSION VIA M&A

PROVEN TRACK RECORD
Annual M&A activity, fiscal year end


16
37
89
35
26
28
36
5
22
26
24
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Accelerating from 2016-2019 trend via...

- Dedicated M&A team
- More proactive outreach
- Over 400 small operators, 2,500 stores in chains under 100 identified in our addressable market

CASEY'S

TARGETED EXPANSION VIA M&A

~345 **stores acquired in last 10 years at significantly lower trading multiples than recently announced deals**

PRE-SYNERGY MULTIPLES

Seller's trailing EBITDA[1]

6X – 9X

Casey's Targets

- Less sophisticated smaller chains
- Low quality food service programs – if any
- Lower integration risk

CASEY'S SYNERGY

EV:EBITDA Multiple

11X

Immediate Value Creation

Casey's Synergies

- Best-in-class food offering
- Self-distribution
- Fuel procurement
- Digital platform

[1]Based on seller provided financials prior to transaction; pre-Casey's synergies

CASEY'S

EXPANSION POWERED BY PREDICTIVE ANALYTICS

- Machine-learning, predictive modeling
- Analyzes demographic data tied to store performance
- Forecasted on consumer segmentation, behavior indices, competitive analyses
- User-friendly platform used by real estate associates in the field
- Enables network plans for larger markets


CASEY'S
CASEY'S

Targeting mid-markets • Demonstrated success • Reasonable real estate investment costs <to insert relevant image> • Synergies with field leadership • Efficient maintenance operations • Effective media spend TERRE HAUTE, IN Illustrative Town of 60,000+ population CURRENT- STATE Existing location

TERRE HAUTE, IN Illustrative Town of 60,000+ population Organic growth Existing location New Store Location TERRE HAUTE, IN Illustrative Town of 60,000+ population Targeted acquisitions Existing location New Store Location M&A Target

TERRE HAUTE, IN Illustrative Town of 60,000+ population NON-FUEL LOCATIONS Existing location New Store Location M&A Target Potential Non-Fuel STRONG returns today will CONTINUE TO IMPROVE • Predictive analytics to reduce under-performers • Reduced construction costs • New indirect spend procurement capabilities • Digital guest engagement efforts • Merchandising & food service enhancements • Fuel profitability improvements • Store operations efficiencies

3rd Dist. center– Joplin, MO Expanding our Plans to immediately service 500 stores Footprint • 4,785+ cities within 400 miles of a distribution center do not have a Casey’s • 1,150 of those communities have a population greater than 10K • Competitive advantages position us to win in these markets Expanding our Footprint • Casey’s business model is not unique to the Midwest • Our unique advantages can be replicated coast to coast

ACCELERATING UNIT GROWTH PACE

TOTAL UNIT GROWTH

Estimated annual unit growth, fiscal year end



New store builds
Acquisitions
85
25
60
FY20E
95
30
65
FY21E
120
40
80
FY22E
130
40
90
FY23E

CASEY'S

DRIVING PERFORMANCE

Deliver Top Quintile EBITDA Growth

Same-Store Sales Growth

- Accelerated maturation curve

Gross Margin Expansion

- Accelerated maturation curve

Operational Efficiencies

- Optimized network plans

Accelerate Unit Growth

- Mid-sized markets
- Non-fuel formats
- Dedicated M&A Team

CASEY'S

Financial long-term outlook Bill walljasper SVP & Chief Financial Officer

Casey’s Strong Track Record Compelling financial of Financial Strategic Plan Performance performance and long-term outlook Attractive Forward Shareholder Return Outlook Principles Strong track record of performance 10% 16% LONG-TERM EBITDA CAGR1 IMPRESSIVE EBITDA 19 GROWTH IN FY 2019 CONSECUTIVE YEARS OF 4% DIVIDEND INCREASES LONG-TERM STORE COUNT CAGR1 45% DILUTED EPS 18 GROWTH IN FY 20192 CONSECUTIVE YEARS OF POSITIVE INSIDE SAME-STORE SALES 1 Represents FY09 – FY19 CAGR. See Appendix A for reconciliations of EBITDA to GAAP net income for completed fiscal years 2 FY18 Diluted EPS excludes re-measurement of net deferred tax liabilities

CONSISTENT GROWTH ACROSS ALL CATEGORIES



GROCERY & OTHER MERCH. REVENUE
In billions of $
+9% CAGR
$1.0
$2.4
2009
2019



PREPARED FOOD & FOUNTAIN REVENUE
In billions of $
+12% CAGR
$0.3
$1.1
2009
2019



FUEL GALLONS
In billions of gallons
+6% CAGR
1.2
2.3
2009
2019

CASEY'S

COMPELLING STRATEGIC PLAN

Deliver Top Quintile EBITDA Growth

Same-Store Sales Growth

- Digital engagement
- Casey's Rewards
- Menu innovation
- Merchandise assortment

+

Gross Margin Expansion

- Fuel procurement
- Centralized procurement
- Price optimization (Fuel + Inside)
- Private brands
- Supply chain efficiency

+

Operational Efficiencies

- Centralized procurement
- Loss prevention
- Process improvement
- Supply chain efficiency
- Rationalized menu
- Optimized network plans

+

Accelerate Unit Growth

- 4% - 6% organic growth
- Accelerated M&A

CASEY'S

OUR STRATEGY IMPACT WILL EVOLVE OVER TIME

IMPACT OF PORTFOLIO OVER TIME[1,2]


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
Growth & Innovation
Savings/Efficiency
Capability-Building
FY20-FY21
FY22
FY23

[1] Impact measured by % total EBITDA $ contribution by project across 3-year phased roadmap

[2] Growth & Innovation denote projects that will accelerate top-line growth across PF&F, G&OM, and Fuel; Savings/Efficiency projects denote cost savings and waste reduction efforts aimed at improving margin and freeing up investment capacity; Capability-building refers to projects investing in core talent, systems, processes, etc. to enable future growth

CASEY'S

CASEY'S GROWTH MODEL FOCUSED ON DRIVING RESULTS FOR SHAREHOLDERS

	Management Guidance
EBITDA % GROWTH	8% to 10% CAGR through FY2023
STORE GROWTH	~350 additional new and acquired stores by FY2023
SAME-STORE SALES	Fuel gallons: flat-to-low single digit Inside sales: low-to-mid single digit
GROSS PROFIT MARGIN %	Margin expansion inside and outside the store
OPERATIONAL EFFICIENCIES	Operating expense % growth below EBITDA % growth
CASH FLOWS	Cash flows from operating activities greater than capital expenditures

CASEY'S

DISCIPLINED APPROACH TO CAPITAL ALLOCATION

Continued focus on growing the business

$500M - $750M

Funding accelerated store growth through EBITDA enhancement

19 consecutive years of dividend increases

32¢ per share

Board approved quarterly dividend increase at June 2019 meeting

Share repurchase authorization through Fiscal 2020

$300M

Completed initial $300M authorization in May 2018

CASEY'S

STRONG BALANCE SHEET WITH ACCESS TO LOW COST FINANCING

Access to low cost financing

$569M

5.22% debt to be refinanced in near-term

LTM Net Debt|EBITDA ratio

2.1x

Historically ~2.0x – 2.5x

LTM Additional Debt Capacity

$798M

Growing capacity provides significant flexibility

Senior Notes

Issuance	Outstanding Principal (in $M)	Interest Rate	Due
2006 (Series B)	7.5	5.72%	Mar 2020
2010	569	5.22%	Aug 2020
2013 (Series A)	150	3.67%	Jun 2028
2013 (Series B)	50	3.75%	Dec 2028
2016 (Series C)	50	3.65%	May 2031
2016 (Series D)	50	3.72%	Oct 2031
2017 (Series E)	150	3.51%	Jun 2025
2017 (Series F)	250	3.77%	Aug 2028

$300M Revolving Credit Facility

Note: Net Debt | EBITDA and additional capacity shown as LTM metrics as of 10/31/2019; additional debt capacity based on current 3.5x covenant as set forth in the Company's current Senior Notes

CASEY'S

Key Takeaways • Consistent track record of profitable growth • Multiple levers to sustain and accelerate performance • Clear strategy for next period with cross-functional alignment • Numerous avenues for continued growth including robust innovation • Commitment to efficient capital allocation Conclusion

Darren rebelez President & Chief Executive Officer Evolving our strategy Deliver top quintile EBITDA growth REINVENT THE Create capacity ACCELERATE GUEST EXPERIENCE through efficiencies UNIT GROWTH Contemporize our food proposition, Drive efficiencies to improve the Accelerate our new store builds optimize & localize assortment, and shape of the business and fund and acquisitions, including market deliver compelling experiences future growth and store format expansion Invest in our talent Create a culture that drives performance and exceeds guests’ expectations

A BLEND OF DEEP CASEY'S EXPERIENCE AND RELEVANT INDUSTRY EXPERTISE



Darren Rebelez
President & Chief Executive Officer



Bill Walljasper
SVP, Chief Financial Officer



Tom Brennan
SVP, Chief Merchandising Officer



Chad Frazell
SVP, Chief Human Resources Officer



Julie Jackowski
SVP, Corporate General Counsel



Brian Johnson
SVP, Store Development



Chris Jones
SVP, Chief Marketing Officer



Jay Soupene
SVP, Operations



Chris Boling
VP, Store Operations



Hal Brown
VP, Support Services



Megan Elfers
VP, Marketing



Deb Grimes
VP, Fuel Procurement & Delivery



Kirk Haworth
VP, Real Estate



Sam James
VP, Finance



James Pistillo
VP, Accounting & Treasurer



Rich Schappert
VP, Information Technology



Art Sebastian
VP, Digital Customer Experience



Ed Vaske
VP, Transportation & Distribution

New to Casey's

Relevant Convenience, QSR, Retail and CPG experiences…

KRAFT, 7-ELEVEN, CKE RESTAURANTS, IHOP, meijer, DOLLAR GENERAL, TRACTOR SUPPLY CO, SHOPKO, Kum & Go, MARS, ExxonMobil, CASEY'S

DIVERSITY IN OUR BOARD OF DIRECTORS



Darren Rebelez
President & CEO of Casey's General Stores



H. Lynn Horak
Board Chair, Past Regional Chairman with Wells Fargo Regional Banking



Diane Bridgewater
EVP, Chief Financial and Administrative Officer of LCS



Donald Frieson
EVP Supply Chain, Lowe's Companies



Cara Heiden
Retired Co-President of Wells Fargo Home Mortgage



David Lenhardt
Former President and CEO of PetSmart, Inc.



Larree Renda
Retired Executive Vice President of Safeway, Inc.



Judy Schmeling
Former COO of HSN, Inc. and former President of Cornerstone Brands



Allison Wing
Chief Consumer Officer of Bright Health

New to Casey's BOD

Experienced board with a strong track record…

LOWE'S, PETSMART, Walmart, Sam's Club, ExxonMobil, IHOP, HSN, 7-ELEVEN, SAFEWAY, bright HEALTH, WELLS FARGO

CASEY'S

Evolving our strategy Deliver top quintile EBITDA growth REINVENT THE Create capacity ACCELERATE GUEST EXPERIENCE through efficiencies UNIT GROWTH • Contemporized food program • Enhanced fuel capabilities • Profitable unit growth • Optimized, localized assortment • Supply chain optimization • Optimized network plans • Modern, digital experiences • Store & process efficiency • Broadened formats & markets • Insights & analytics • Procurement excellence • Acquisition value capture • Strengthened team & capabilities Invest in our talent • Culture of performance BUILDING ON LEGACY STRENGTHS GROUNDED IN GUEST INSIGHTS CONFIDENCE IN OUR BREADTH OF VALUE LEVERS EXECUTION ABILITY SIZEABLE ADDRESSABLE MARKET POSITIVE CONTROL

Q&A
CASEY'S

APPENDIX A: RECONCILIATION OF NET INCOME TO EBITDA

Reconciliation of Net income to EBITDA
(in thousands)

	Years ended April 30,										
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Net income	$85,690	$116,962	$94,623	$114,694	$103,814	$126,820	$180,628	$225,982	$177,485	$317,903	$203,886
Interest, net	10,626	10,933	28,497	35,192	35,265	39,915	41,225	40,173	41,536	50,940	55,656
Federal and state income taxes	53,425	64,620	56,614	65,276	59,802	66,824	101,397	122,724	92,183	-103,466	59,516
Depreciation and amortization	69,406	73,546	82,355	96,552	111,823	131,160	156,111	170,937	197,629	220,970	244,387
EBITDA	**$219,147**	**$266,061**	**$262,089**	**$311,714**	**$310,704**	**$364,719**	**$479,361**	**$559,816**	**$508,833**	**$486,347**	**$563,445**

CASEY'S